The Advisors’ Inner Circle Fund III

FS Multi-Strategy Alternatives Fund

(the “Fund”)

Supplement Dated October 19, 2022 to:

•	the Fund’s Prospectus, dated April 12, 2022, as supplemented; and
•	the Fund’s Summary Prospectus, dated May 3, 2022, as supplemented.

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and should be read in conjunction with the Prospectus and Summary Prospectus.

The Board of Trustees of The Advisors’ Inner Circle Fund III has approved the appointment of Mariner Investment Group, LLC to serve as an underlying manager to the Fund, effective on or about October 19, 2022 (the “Effective Date”). Accordingly, as of the Effective Date, the Fund’s Prospectus and Summary Prospectus are hereby amended and supplemented as follows:

1. In the “Principal Investment Strategies” section of the Prospectus and Summary Prospectus, the following is added as a new, final row to the table setting forth the Fund’s underlying managers:

Underlying Manager	Strategy

Mariner Investment Group, LLC (“Mariner”)

Mariner is an alternative investment management firm that invests across diversified portfolios of fixed income, credit and equity strategies, in both public and private markets. Galton, a team of credit, prepayment, and structuring specialists within Mariner will manage the strategy. Galton invests primarily in agency mortgage-backed securities (“MBS”) and U.S. interest rate products, including long investments in interest-only and inverse interest-only (“IO”) mortgage-backed securities. Galton may also invest the Fund’s assets in securitized mortgage credit products, consumer credit products, and other types of asset-backed securities (“ABS”). Galton may hedge its exposures using futures, “to be announced” (or “TBA”) pass-through securities and other instruments. Galton seeks to generate positive absolute returns over a complete market cycle with a risk/return profile that is differentiated from broader fixed income and equity market indices.

Asset-Backed Securities

2. In the “Principal Investment Strategies” section of the Prospectus and Summary Prospectus, the following disclosure is added as a new, final bullet point under the heading “Principal Strategies — Underlying Managers”:

•	“Asset-Backed Securities” strategies seek to generate positive absolute returns by investing in different types of mortgage- and asset-backed securities, including both agency and non-agency mortgage-backed securities, and will seek to build an income-oriented portfolio that takes advantage of relative value opportunities believed to exist in the markets. Asset-Backed Securities managers may incorporate hedge strategies designed to enhance the risk and return profile by utilizing a variety of financial instruments, such as options, interest rate swaps, caps and floors, total return swaps, synthetic indices and forward contracts, negotiated structures and other types of derivatives.

3. In the “Principal Risks” section of the Prospectus and Summary Prospectus, the risk factor titled “Mortgage-Backed and Other Asset-Backed Risk” is deleted and replaced with the following:

Mortgage-Backed and Other Asset-Backed Securities Risk – MBS are subject to certain risks.

General MBS Risk. MBS may experience significantly greater price and yield volatility than traditional debt securities. In some cases, price and yield volatility in MBS can be substantial, including the potential for a complete loss of expected future cashflow based on the prepayment behavior of underlying borrowers. The price and yield sensitivity of IO and principal-only securities may be much greater than that of the underlying pass-through security with respect to unanticipated changes in prepayments, interest rates and other factors.

Prepayment rates for underlying borrowers are a key determinant of the cash flow behavior of MBS generally, and for IO bonds in particular, and are influenced by changes in current interest rates and a variety of other factors including but not limited to economic, geographic, social, and other factors, which cannot be predicted with certainty. Both adjustable-rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lower rate of principal prepayments in an increasing interest rate environment. Changes in prepayment behavior of underlying borrowers is often to the detriment of MBS. Prepayment volatility is an important risk factor for holders of MBS, and may materially impact the performance of the Fund including the potential for a complete loss of expected future cashflows on IO investments.

Agency MBS Risk. Agency MBS are subject to all risks generally applicable to MBS, but protection from credit losses is generally subject to a guarantee from the issuing or guaranteeing U.S. government agency. There is no guarantee that such credit support will exist in the future. Further, this guarantee is not intended to protect against non-credit related investment losses, including but not limited to the impact of loan prepayment behavior, interest rate movements, reduction in interest proceeds, changes in the timing of principal repayment and other factors not explicitly related to a credit loss. No agency guarantee should be viewed as a complete protection against capital depreciation.

Non-Agency Residential MBS/Commercial MBS/ABS (“Non-Agency Assets”) Risk. Non-Agency Assets are not issued by U.S. government agencies or instrumentalities, but by private entities such as banks, savings and loans, mortgage bankers, securitization vehicles and other nongovernmental issuers, and are not guaranteed by the U.S. government or any agency. Accordingly, Non-Agency Assets are subject to heightened risk of loss, including but not limited to the loss of principal or credit risk.

4. In the “Investment Advisers” section of the Prospectus and Summary Prospectus, the third paragraph is deleted and replaced with the following:

Chilton Investment Company, LLC, MidOcean Credit Fund Management, L.P., Crabel Capital Management, LLC, and Mariner Investment Group, LLC are the Underlying Managers (and sub-advisers) for the Fund.

5. In the “Investment Adviser” section of the Prospectus, under the heading “Underlying Manager(s) – Multi-Manager Arrangements – FS Multi-Strategy Alternatives Fund,” the following is added as a new, final bullet point:

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•	Mariner Investment Group, LLC (“Mariner”), located at 500 Mamaroneck Avenue, Suite 405, Harrison, NY 10528, an investment adviser registered with the SEC, serves as a sub-adviser to a portion of the Multi-Strategy Fund’s portfolio. Founded in 1992, Mariner had approximately $6.5 billion in assets under management as of August 31, 2022.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CHI-SK-028-0100

The Advisors’ Inner Circle Fund III

FS Multi-Strategy Alternatives Fund

(the “Fund”)

Supplement Dated October 19, 2022

to the Fund’s Statement of Additional Information,

dated April 12, 2022, as supplemented

This supplement provides new and additional information beyond that contained in the Statement of Additional Information, and should be read in conjunction with the Statement of Additional Information.

A.       The Board of Trustees of The Advisors’ Inner Circle Fund III has approved the appointment of Mariner Investment Group, LLC to serve as an underlying manager to the Fund, effective on or about October 19, 2022 (the “Effective Date”). Accordingly, as of the Effective Date, the Fund’s Statement of Additional Information is hereby amended and supplemented as follows:

1.       In the “Investment Management and Other Services” section, the following is added as a new, final bullet point under the heading “Investment Managers”:

•	Mariner Investment Group, LLC

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CHI-SK-029-0100